UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2005

DORCHESTER MINERALS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	000-50175	81-0551518
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

3838 Oak Lawn, Suite 300 Dallas, Texas 75219
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 559-0300

N/A

(Former name, former address and former fiscal year,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

The Registrant is furnishing its press release dated May 3, 2005 which announces the Registrant’s 2005 first quarter results. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 4, 2005, Dorchester Minerals, L.P. will hold its 2005 Annual Meeting of Limited Partners. As the Chairman of the meeting, William Casey McManemin, the Chief Executive Officer of Dorchester Minerals, L.P., will discuss historical financial and operational information of Dorchester Minerals, L.P. The slide presentation Mr. McManemin will use in connection with his presentation is attached as Exhibit No. 99.2.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated May 3, 2005 announcing the Registrant’s 2005 first quarter results. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

99.2	Slide Presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Limitation on Incorporation by Reference

In accordance with general instructions B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Items 2.02, 7.01 and 9.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DORCHESTER MINERALS, L.P.
Registrant
	by	Dorchester Minerals Management LP
its General Partner,
	by	Dorchester Minerals Management GP LLC
its General Partner

Date: May 3, 2005	By:	/s/ William Casey McManemin
William Casey McManemin
Chief Executive Officer